Catalyst/Perini Strategic Income Fund (formerly, Catalyst Strategic Income Opportunities Fund)

Ticker: CSIOX

(the “Fund”)

May 29, 2025

This information supplements certain information contained in the currently effective Prospectus for the Fund, dated February 1, 2025, as supplemented on March 14, 2025.

Effective immediately, the Fund may invest in loan participation interests. Accordingly, the following changes to the Prospectus are effective immediately.

The first sentence of the fifth paragraph on the cover page of the Fund’s Prospectus and the first sentence of the second paragraph under the section of the Fund’s Prospectus entitled “PROSPECTUS SUMMARY - Investment Objective and Policies” are hereby replaced with the following:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in domestic asset-backed fixed income securities, including agency and non-agency residential and commercial mortgage-backed securities; collateralized mortgage obligations; stripped mortgage-backed securities; securities backed by automobiles, aircraft, credit card receivables and businesses and loan participation interests.

The following information is added to the sections of the Fund’s Prospectus entitled “PROSPECTUS SUMMARY – Investment Strategy” and “INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES - Other Information Regarding Investment Strategy”:

Loan Participation Interests. Loan participations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual counterparty.

Participations in a portion of a loan typically result in a contractual relationship only with the institution participating in the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation,

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the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution would subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

The following information is added to the sections of the Fund’s Prospectus entitled “PROSPECTUS SUMMARY – Summary of Risks” and “RISK FACTORS”:

Loan Participation Risk. In addition to the risks typically associated with fixed income securities, loan participations carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated February 1, 2025, as supplemented March 14, 2025, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-991-3319 or by writing to Catalyst/Perini Strategic Income Fund c/o 36 North New York Avenue, 3rd Floor, Huntington, NY 11743.

Please retain this Supplement for future reference.

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